Exhibit 10.1

April 3, 2015

Lisa Marchese

4575 Dean Martin Dr.

Apartment 602

Las Vegas, NV 89109

        RE:     SECOND LETTER AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Lisa:

Reference is made to that certain Employment Agreement dated as of January 1, 2012, (as amended, the “Agreement”), by and between Nevada Property 1 LLC (“Employer”), and Lisa Marchese (“Executive”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Employer and Executive have agreed to amend certain provisions of the Agreement by this letter amendment (this “Second Amendment”). In particular, the parties hereby acknowledge and agree the Specified Term of the Agreement is hereby further extended for a period of sixty (60) days, expiring on June 3, 2015.

Except as expressly modified by this Second Amendment, the terms of the Agreement remain in full force and effect, unmodified.

NEVADA PROPERTY 1 LLC		EXECUTIVE

By:	/S/ William P. McBeath	By:	/S/ Lisa Marchese
	Name: William P. McBeath		Name: Lisa Marchese
	Title: Chief Marketing Officer		Title: Chief Marketing Officer

By:	/s/ Anthony J. Pearl
Name: Anthony J. Pearl
Title: General Counsel and Chief Compliance Officer